EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Richard Jordan, the Chief Financial Officer of Wataire International, Inc. (the "Company"), DOES HEREBY CERTIFY,pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.     The Company's Annual Report on Form 10-KSB for the year ended September 30, 2006 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 19th day of January 2007.

                                  By:  /s/ Richard Jordan

                                  --------------------------------

                                           Richard Jordan,

                                           Chief Financial Officer